--------------------------------------------------------------------------
                      W.P. STEWART & CO. GROWTH FUND, INC.
--------------------------------------------------------------------------








                               ANNUAL REPORT


                              DECEMBER 31, 2000

--------------------------------------------------------------------------
W. P. STEWART & CO. GROWTH FUND, INC.
ANNUAL REPORT TO SHAREHOLDERS AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------

MANAGEMENT COMMENTS

Review of the Year

During the past year, the Fund's net asset value per share decreased from $218.96 on December 31, 1999 to $207.95 on December 31, 2000 after giving effect to a distribution of $6.45 per share. This represents a total investment return of -2.24% versus the S&P 500 index which was -9.1% for the same period.

The year 2000 was challenging from many perspectives. The NASDAQ was down -39% and it became clear toward year-end that the economy was really beginning to slow. A difficult retail season during the Christmas holidays, some increases in unemployment statistics, high fuel prices whose impact was compounded by a colder than normal winter for much of the country, and election uncertainties did not make for good equity markets in the fourth quarter.

In January 2001, the Federal Reserve acted decisively by cutting rates by one half a point during market hours, several weeks before the scheduled Federal Open Market Committee meeting at the end of the month. Some thought that perhaps Mr. Greenspan had waited too long, and now many expect an additional 1/4 to 1/2 a point at the end of January, and more rate cuts to come after that to offset the six rate hikes we have already had. Clearly many indicators show that the US economy needs to be helped along. The question that is most provocative is how long and how deep will this slowdown be, and how long will it take for the economy to really feel the effects of the rate cuts Mr. Greenspan puts in place.

The Fund's portfolio has been made quite defensive in light of the uncertainties ahead. It holds several more stock positions than it would normally have, as a diversification measure. The Fund also has a significantly lower weight in technology than the S&P, since we expect that a more severe slowdown will hit technology harder than other sectors. We believe that the stocks we've invested in should weather a slowdown better than most. On average, the businesses in your Fund's portfolio increased their profits by over 19% during the year. However, at year-end, this portfolio of excellent growth companies was selling at an average multiple of only 30 times estimated 2001 earnings, quite attractively priced. We believe that these portfolio earnings will double over the next five years, and that therefore the prices of these shares should double as well. Meanwhile, S&P earnings are expected to be below +10% for the year 2001. Also, the effect of lower interest rates should be positive for your shares as growth stock multiples tend to increase in lower rate environments.

Long-term View

Looking forward to 2001, we believe that it may be useful to draw an analogy between 1993-1994 and 1999-2000. Both periods were characterized by stronger than expected economic growth, followed by economic softening and a subsequent series of interest rate reductions. Although there is no guarantee that it will happen, we are looking for a market rebound similar to that which followed the 1993-1994 downturn. We expect interest in technology will continue, but tempered by ever growing awareness of the volatility and growth rate risk in these issues. As investors move toward risk avoidance, our conservative investment style will become more in favor.

We look forward to reporting to you again in July.

New York, N.Y.
January 17, 2001
MARILYN G. BRESLOW
PRESIDENT

W.P. Stewart & Co., Inc.
Investment Adviser

                             W.P. STEWART & CO. GROWTH FUND, INC.
                        COMPARISON OF A HYPOTHETICAL $50,000 INVESTMENT
                          W.P. STEWART & CO. GROWTH FUND VS. S&P 500*





                                           [CHART]






                             Total Investment Return*
                     February 28, 1994 - December 21, 2000
------------------------------------------------------------------------------
W.P. Stewart & Co. Growth Fund, Before Payment of Redemption Fee       198.00%
W.P. Stewart & Co. Growth Fund, After Payment for Redemption Fee       196.51%
S&P 500                                                                221.28%

* Total investment return is calculated assuming reinvestment of all dividends and distributions at net asset value during the period. A redemption fee equal to 0.5% of the gross redemption proceeds will be charged by the Fund. S&P 500 return assumes no transaction costs.

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

----------------------------------------------------------------------------------------------------------------------
           NAME OF ISSUER                                                                                 MARKET
         AND TITLE OF ISSUE                                                    SHARES                     VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.3%
BANKS--3.5%
     Northern Trust Corporation............................................     29,524               $      2,408,051
                                                                                                     ----------------
COMPUTERS & BUSINESS EQUIPMENT--2.0%
     Dell Computer Corporation (a).........................................     81,000                      1,412,438
                                                                                                     ----------------
COSMETICS & TOILETRIES--1.0%
     The Estee Lauder Companies, Inc.......................................     16,000                        701,000
                                                                                                     ----------------
DATA PROCESSING SERVICES--17.3%
     Automatic Data Processing, Inc........................................    158,228                     10,017,810
     First Data Corporation................................................     39,000                      2,054,813
                                                                                                     ----------------
                                                                                                           12,072,623
                                                                                                     ----------------
DRUGS & HEALTH CARE--21.5%
     Johnson & Johnson.....................................................     20,020                      2,103,351
     Lilly (Eli) & Company.................................................     36,532                      3,399,759
     Merck & Company, Inc..................................................      3,500                        327,688
     Pfizer, Inc...........................................................    114,824                      5,281,904
     Stryker Corporation...................................................     77,000                      3,895,430
                                                                                                     ----------------
                                                                                                           15,008,132
                                                                                                     ----------------
DRUG STORES--7.4%
     CVS Corporation.......................................................     32,969                      1,976,079
     Walgreen Company......................................................     77,000                      3,219,563
                                                                                                     ----------------
                                                                                                            5,195,642
                                                                                                     ----------------
ELECTRICAL EQUIPMENT--4.4%
     General Electric Company..............................................     64,332                      3,083,915
                                                                                                     ----------------
ELECTRONICS--3.7%
     Intel Corporation.....................................................     84,996                      2,555,192
                                                                                                     ----------------
FINANCE  & BANKING--7.1%
     State Street Corporation..............................................     40,093                      4,979,952
                                                                                                     ----------------
FOOD & BEVERAGE--8.4%
     Safeway, Inc. (a).....................................................     35,000                      2,187,500
     SYSCO Corporation.....................................................    122,000                      3,660,000
                                                                                                     ----------------
                                                                                                            5,847,500
                                                                                                     ----------------
MULTIMEDIA--6.0%
     The New York Times Company............................................     40,500                      1,622,531
     Viacom, Inc., Class B (a).............................................     55,500                      2,594,625
                                                                                                     ----------------
                                                                                                            4,217,156
                                                                                                     ----------------
NETWORKING PRODUCTS--1.9%
     Cisco Systems, Inc. (a)...............................................     34,500                      1,319,625
                                                                                                     ----------------

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000

----------------------------------------------------------------------------------------------------------------------
           NAME OF ISSUER                                                                                 MARKET
         AND TITLE OF ISSUE                                                    SHARES                     VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
RETAIL--11.4%
     Dollar General Corporation.........................................       211,141               $      3,985,286
     Kohl's Corporation (a).............................................        38,000                      2,318,000
     Starbucks Corporation (a)..........................................        37,000                      1,637,250
                                                                                                     ----------------
                                                                                                            7,940,536
                                                                                                     ----------------
SOFTWARE--1.7%
     Microsoft Corporation (a)..........................................        28,058                      1,217,016
                                                                                                     ----------------
TOTAL COMMON STOCKS--(Cost $50,662,701) .................................                                  67,958,778
                                                                                                     ----------------

SHORT TERM INVESTMENTS--3.0%                                                     PRINCIPAL
REPURCHASE AGREEMENTS--3.0%                                                       AMOUNT
                                                                                 ----------
     Agreement with State Street Bank & Trust Company, 3.500% dated 12/29/2000 to be repurchased at $2,107,819 01/02/2001, collateralized by $1,990,000
     U.S. Treasury Note, 6.50% maturing 10/15/2006
     (value $2,149,200).................................................         $ 2,107,000                2,107,000
                                                                                                     ----------------

TOTAL SHORT TERM INVESTMENTS--(Cost $2,107,000) .........................                                   2,107,000
                                                                                                     ----------------

TOTAL INVESTMENTS--(Cost $52,769,701)--100.3%                                                               70,065,778
LIABILITIES IN EXCESS OF OTHER ASSETS--(0.3)%                                                                 (217,632)
                                                                                                     ----------------
NET ASSETS--100.0%                                                                                    $     69,848,146
                                                                                                     =================





(a)      No dividends paid on security.



The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

----------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at market value (identified cost $ 50,662,701).............               $     67,958,778
Repurchase agreements, at market value (cost $ 2,107,000).............................                      2,107,000
Cash .................................................................................                            224
Receivable for Fund shares sold.......................................................                         10,000
Dividends and interest receivable.....................................................                         46,517
Other Assets..........................................................................                         24,940
                                                                                                     ----------------
     Total Assets.....................................................................                     70,147,459
                                                                                                     ----------------

LIABILITIES:
Advisory fee payable..................................................................                        273,336
Other accrued expenses................................................................                         25,977
                                                                                                     ----------------
     Total Liabilities................................................................                        299,313
                                                                                                     ----------------
NET ASSETS............................................................................               $     69,848,146
                                                                                                     ================

NET ASSETS CONSIST OF:
Capital stock ($0.001 par value; 100,000,000 shares
     authorized, 335,882 shares issued and outstanding)...............................               $            336
Capital paid in excess of par.........................................................                     54,275,103
Accumulated realized loss on investments - net........................................                     (1,723,370)
Unrealized appreciation on investments - net..........................................                     17,296,077
                                                                                                     ----------------
NET ASSETS............................................................................               $     69,848,146
                                                                                                     ================

Net asset value per share.............................................................               $         207.95
                                                                                                     ================

Redemption price per share............................................................               $         206.91
                                                                                                     ================

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends.............................................................................               $        372,757
Interest..............................................................................                         70,938
                                                                                                     ----------------
     Total investment income..........................................................                        443,695
                                                                                                     ----------------

EXPENSES:
Investment advisory fees..............................................................                      1,118,624
Administrative fees...................................................................                         65,542
Custodian fees........................................................................                         54,870
Transfer agent fees...................................................................                         39,681
Directors fees........................................................................                         21,417
Registration fees.....................................................................                         17,962
Miscellaneous fees....................................................................                         44,682
                                                                                                     ----------------
     Total expenses...................................................................                      1,362,778
                                                                                                     ----------------


Net investment loss...................................................................                       (919,083)
                                                                                                     ----------------



REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments......................................................                       (345,118)
Net change in unrealized appreciation on investments..................................                       (532,655)
                                                                                                     -----------------
Net loss on investments...............................................................                       (877,773)
                                                                                                     -----------------


NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................               $     (1,796,856)
                                                                                                     =================



The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------------

                                                                               FOR THE YEAR            FOR THE YEAR
                                                                                   ENDED                   ENDED
                                                                             DECEMBER 31, 2000       DECEMBER 31, 1999
                                                                             -----------------       -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss.............................................            $        (919,083)       $       (698,803)
Net realized (loss)/gain on investments.........................                     (345,118)              4,910,178
Net change in unrealized appreciation
  on investments................................................                     (532,655)              1,270,838
                                                                            ------------------       ----------------
     Net (decrease)/increase in net assets
       from operations..........................................                   (1,796,856)              5,482,213
                                                                            ------------------       ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments................................                   (2,147,244)             (4,226,490)
                                                                            -------------------      ----------------

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold.......................................                    9,315,690              24,823,008
Shares issued to shareholders
     in reinvestment of distributions...........................                    2,078,211               4,139,027
Cost of redemptions.............................................                  (12,912,882)             (5,556,260)
                                                                            -----------------        -----------------
     Net (decrease)/increase in net assets from Fund
       share transactions.......................................                   (1,518,981)             23,405,775
                                                                            -----------------        ----------------
Net (decrease)/increase in net assets...........................                   (5,463,081)             24,661,498
                                                                            ==================       ================

NET ASSETS:
Beginning of year...............................................                   75,311,227              50,649,729
                                                                            -----------------        ----------------
End of year.....................................................            $      69,848,146        $     75,311,227
                                                                            =================        ================

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------------
                                                          FOR THE YEAR       FOR THE YEAR          FOR THE YEAR
                                                              ENDED               ENDED               ENDED
                                                        DECEMBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 1998
                                                        -----------------   -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............        $   218.96         $    213.59         $    168.71
                                                           ----------         -----------         -----------
    Net investment loss............................             (2.74)              (2.03)              (2.21)
    Net realized and unrealized (loss)/gain on
        investments................................             (1.82)              20.40               57.80
                                                           -----------        -----------         -----------
Net (decrease)/increase from investment
        operations.................................             (4.56)              18.37               55.59
Distributions to shareholders from net
    realized gains on investments..................             (6.45)             (13.00)             (10.71)
                                                           -----------        ------------        ------------

Net asset value, end of period.....................        $   207.95         $    218.96         $    213.59
                                                           ==========         ===========         ===========

TOTAL INVESTMENT RETURN (a)........................             (2.24)%              8.76%              33.30%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets............              1.83%               1.90%               1.94%
Ratio of net investment loss to
    average net assets.............................             (1.23)%             (1.10)%             (1.26)%
Portfolio turnover ................................                43%                 32%                 34%
Net assets, end of period (in thousands) ..........        $   69,848        $     75,311         $    50,650
---------------------------------------------------------------------------------------------------------------------------


(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% were taken into account. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.


The chart above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

-------------------------------------------------------------------------------------------------
                                                             FOR THE             FOR THE
                                                              YEAR                YEAR
                                                              ENDED               ENDED
                                                        DECEMBER 31, 1997   DECEMBER 31, 1996
                                                        -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............        $   152.65         $    125.94
                                                           ----------         -----------
    Net investment loss............................             (1.87)              (1.81)
    Net realized and unrealized gain on
        investments................................             38.53               40.17
                                                           ----------         -----------
Net increase from investment operations............             36.66               38.36
Distributions to shareholders from net
    realized gains on investments..................            (20.60)             (11.65)
                                                           -----------        ------------

Net asset value, end of period.....................        $   168.71         $    152.65
                                                           ==========         ===========

TOTAL INVESTMENT RETURN (a)........................             24.69%              30.64%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets............              2.13%               2.50%
Ratio of fees and expenses waived and
    reimbursed by the Adviser and
    Administrator to average net assets............              0.02%               0.28%
Ratio of net investment loss to
    average net assets.............................             (1.35)%             (1.51)%
Portfolio turnover ................................                79%                 76%
Net assets, end of period (in thousands) ..........        $   36,201         $    19,829
---------------------------------------------------------------------------------------------------

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% were taken into account. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

The chart above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
-------------------------------------------------------------------------------


1.  ORGANIZATION AND FUND DESCRIPTION
W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). It was incorporated under the laws of the State of Maryland in September 1993. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund's investment adviser. W.P. Stewart & Co., Inc. assumed this responsibility from its affiliate in July, 1998. The change did not involve any change in actual control or management of the investment adviser to the Fund. W.P. Stewart & Co., Inc. and its predecessor are together referred to as the "Adviser." Shares of the Fund are available for subscription by eligible investors. There is no sales charge. The redemption fee is 0.50%.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund.

USE OF ESTIMATES: The process of preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION: The Fund values its portfolio as directed by the Board of Directors at the closing price of the New York Stock Exchange (generally 4:00 p.m. New York City time) of each business day.

In general, the Fund values its portfolio holdings as of their last available public sale price on the valuation date, in the case of securities listed on any established securities exchange or included in the NASDAQ National Market System or any comparable foreign over-the-counter quotation system providing last sale data or, if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS: All securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

REPURCHASE AGREEMENTS: A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities (collateral) are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. It is the policy of the Fund to obtain possession of collateral with a market value equal to or in excess of the principal amount sold under the agreement. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value. The Fund generally does not report assets received as collateral because the seller typically has the right to redeem collateral on short notice.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2000
-------------------------------------------------------------------------------


FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. As of December 31, 2000 for Federal income tax purposes, the Fund has elected to defer a $1,742,836 current year post October loss as though the loss was incurred on the first day of the next fiscal year.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to pay an annual dividend, if any, to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. During the year ended December 31, 2000, the Fund paid long term capital gain distributions of $2,147,244 representing $6.45 per share.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS: During the year ended December 31, 2000, the Fund reclassified certain components of net assets. The reclassification was the result of permanent book to tax differences pertaining to the reclassification of the current year's net operating losses of $919,083. The reclassification resulted in a net decrease to paid in capital of $919,083. Net assets were not affected by the change.

3.  RELATED PARTY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Services Agreement, the Fund pays the Adviser a fee of 1.5% of the Fund's average daily net assets, which is payable quarterly in arrears.

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Adviser has voluntarily agreed to waive and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement and may be discontinued at any time. In addition, the Adviser voluntarily bears the cost of certain professional services incurred by the Fund, including audit, legal, and other miscellaneous expenses, although this arrangement may change in the future. The amount of the expenses for professional services borne by the Adviser was $107,452 for the year ended December 31, 2000.

Under the terms of the Investment Advisory Services Agreement, an affiliated company of the Adviser may conduct brokerage services for the Fund. For the year ended December 31, 2000, the Adviser's affiliate earned $123,960 in commissions as broker on trades of portfolio securities.

Each of the directors who is not an officer or employee of the Adviser (the "Independent Directors") is entitled to be paid by the Fund a fee of $1,250 for each meeting that he or she attends of the Fund's Board of Directors and each meeting of any committee of the Board of Directors that he or she attends (other than those attended by telephone conference call). For the year ended December 31, 2000, the Fund has paid a total of $16,250 to the Independent Directors for their services.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2000
------------------------------------------------------------------------------


4.  ADMINISTRATION AGREEMENT
The Fund is a party to an Administration Agreement with State Street Bank and Trust Company (the "Administrator") dated January 11, 1994. Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund's net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million, subject to a minimum annual fee of $65,000.

5.  INVESTMENT TRANSACTIONS
Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $30,872,971 and $35,152,318, respectively. As of December 31, 2000, unrealized appreciation and depreciation for Federal income tax purposes was $20,756,347 and $3,460,851, respectively. The aggregate cost of investments at December 31, 2000 for Federal income tax purposes was $52,770,282.

6.  FUND SHARE TRANSACTIONS
The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock. For the year ended December 31, 2000 and the year ended December 31, 1999, transactions in shares were as follows:


                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 2000                  DECEMBER 31, 1999
                                           SHARES              AMOUNT          SHARES              AMOUNT
                                           ------              ------          ------              -------
Sold                                        43,339          $9,315,690         113,012         $24,823,008

Reinvested                                   9,374           2,078,211          19,319           4,139,027

Redeemed                                   (60,787)        (12,912,882)        (25,506)         (5,556,260)
                                      -------------    ----------------    ------------     ---------------

Net (decrease)/increase                     (8,074)        $(1,518,981)        106,825         $23,405,775
                                      =============    ================    ============     ===============

7.  BENEFICIAL INTEREST
At December 31, 2000, one shareholder owned more than 5% of the Fund's outstanding shares.

[LOGO]                                          M.R.WEISER & CO.LLP
                                                Certified Public Accountants
                                                and Consultants

                                                135 West 50th Street
                                                New York, NY 10020-1299
                                                Tel 212-812-7000
                                                Fax 212-375-6888

                        INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
  W.P. Stewart & Co. Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of W.P. Stewart & Co. Growth Fund, Inc., (the "Fund") including the schedule of investments as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibilities of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of W.P. Stewart & Co. Growth Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.




                                           /s/ M.R. Weiser & Co. LLP
                                           -----------------------------------
                                           CERTIFIED PUBLIC ACCOUNTANTS

New York, N.Y.
February 16, 2001

W.P. STEWART & CO. GROWTH FUND, INC.
527 MADISON AVENUE
NEW YORK, NY  10022
------------------------------------------------------------------------------


DIRECTORS AND OFFICERS
----------------------
Marilyn G. Breslow                  President and Director
John C. Russell                     Vice President and Director
June Eichbaum                       Director
William Talcott May                 Director
Thomas R. LeViness                  Director
David J. Winkler                    Director
Susan G. Leber                      Treasurer
Lisa D. Levey                       Secretary
Alison A. Proshan                   Assistant Secretary

INVESTMENT ADVISER
------------------
W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, NY  10022
(212) 750-8585

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT
------------------------------------------------------------------------
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS
---------------------
M.R.Weiser & Co. LLP
135 West 50th Street
New York, NY  10020

LEGAL COUNSEL
---------------
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

----------------------------------------------------------------------------
THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION OF AN OFFER TO BUY SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY THE FUND'S CURRENT PROSPECTUS. PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN WILL VARY, AND NET ASSET VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.